                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                                  FUNCO, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                               DATED MAY 16, 2000
                                       BY
                          B&N ACQUISITION CORPORATION,
                       A WHOLLY-OWNED INDIRECT SUBSIDIARY
                                       OF
                              BARNES & NOBLE, INC.

       THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, JUNE 13, 2000, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:
                              THE BANK OF NEW YORK


            BY MAIL:                            BY FACSIMILE TRANSMISSION:
  Tender & Exchange Department               (For Eligible Institutions Only)
         P.O. Box 11248                               (212) 815-6213
      Church Street Station                     For Confirmation Telephone:
  New York, New York 10286-1248                       (800) 507-9357


                          BY HAND OR OVERNIGHT COURIER:
                          Tender & Exchange Department
                               101 Barclay Street
                           Receive and Deliver Window
                            New York, New York 10286


     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN THE ONE SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used either if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase, as defined below) is utilized, if delivery of Shares is to be made by book-entry transfer to the Depositary's account at the Book-Entry Transfer Facility (as defined in the Offer to Purchase) pursuant to the procedures set forth in Section 3 of the Offer to Purchase. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     Shareholders who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase) or the expiration of any Subsequent Offering Period (as defined in the Offer to Purchase), or who cannot complete the procedures for delivery by book-entry transfer on a timely basis, must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

                                               DESCRIPTION OF SHARES TENDERED
              NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDERS(S)
      (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON SHARE                        SHARES TENDERED
                              CERTIFICATE(S))                                  (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
                                                                                                TOTAL NUMBER
                                                                                                  OF SHARES        NUMBER
                                                                                CERTIFICATE    REPRESENTED BY     OF SHARES
                                                                                NUMBER(S)*     CERTIFICATE(S)*   TENDERED**




                                                                               TOTAL SHARES:

 *   NEED NOT BE COMPLETED BY SHAREHOLDERS TENDERING BY BOOK-ENTRY TRANSFER.

** UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT ALL SHARES REPRESENTED BY ANY CERTIFICATES DELIVERED TO THE DEPOSITARY ARE BEING TENDERED. SEE INSTRUCTION 4. IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 11.

/ / CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN. SEE INSTRUCTION 11.

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):
     Name of Tendering Institution: ____________________________________________
     Account Number at The Depository Trust Company: ___________________________ Transaction Code Number: __________________________________________________
/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, ENCLOSE A PHOTOCOPY OF SUCH NOTICE AND COMPLETE THE FOLLOWING:
     Name(s) of Registered Owner(s): ___________________________________________
     Window Ticket No. (if any): _______________________________________________
     Date of Execution of Notice of Guaranteed Delivery: _______________________ Name of Institution that Guaranteed Delivery: _____________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to B&N Acquisition Corporation, a Minnesota corporation ("Purchaser") and a wholly-owned indirect subsidiary of Barnes & Noble, Inc., a Delaware corporation ("Parent"), the above described shares of common stock, par value $.01 per share (the "Common Stock"), of Funco, Inc., a Minnesota corporation (the "Company"), pursuant to Purchaser's offer to purchase all outstanding shares of Common Stock (the "Shares") at a price of $24.75 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 16, 2000 (the "Offer to Purchase"), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, constitute the "Offer"). Receipt of the Offer is hereby acknowledged.

     Upon the terms and subject to the terms and conditions of the Offer and effective upon acceptance for payment of, and payment for, the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all Shares tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect thereof) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares (and any such other Shares or securities or rights) to (a) deliver certificates for such Shares (and all such other Shares or securities or rights), or transfer ownership of such Shares (and all such other Shares or securities or rights) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Purchaser, (b) present such Shares (and all such other Shares or securities or rights) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other Shares or securities or rights), all in accordance with the terms of the Offer.

     By executing this Letter of Transmittal, the undersigned irrevocably appoints Purchaser, its officers and its designees, and each of them, as the shareholder's attorneys-in-fact and proxies, each with full power of substitution, to the full extent of such shareholder's rights with respect to the Shares tendered hereby (and with respect to any and all other Shares or other securities or rights issued or issuable in respect thereof). All such powers of attorney and proxies are irrevocable and coupled with an interest in the Shares tendered hereby that have been accepted for payment. Such acceptance for payment shall revoke all prior powers of attorney and proxies given by the undersigned with respect to the Shares (and such other Shares and securities or rights), and no subsequent powers of attorney, proxies or written consents may be given or executed by the undersigned (and if given or executed will not be deemed effective). Purchaser, its officers and its designees are, with respect to the Shares tendered hereby (and such other Shares and securities or rights), empowered to exercise all voting and other rights of the undersigned as they, in their sole discretion, may deem proper at any annual or special meeting of the Company's shareholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. In order for Shares to be deemed validly tendered hereby, immediately upon Purchaser's payment for such Shares, Purchaser must be able to exercise full voting rights with respect to such Shares and other securities or rights, including voting at any meeting of shareholders or acting by written consent without a meeting.

     The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect thereof), (b) the undersigned owns the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (c) the tender of the tendered Shares complies with Rule 14e-4 under the Exchange Act and
(d) when the same are accepted for payment by Purchaser, Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, claims and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all such other Shares or securities or rights).

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

     The undersigned understands that the Offer is conditioned upon, among other things, (i) there being validly tendered and not withdrawn prior to the expiration of the Offer a number of Shares which, together with the Shares then owned, directly or indirectly, by Parent or Purchaser, would represent at least 51% of the total voting power of the outstanding securities of the Company entitled to vote in the election of directors or in a merger, calculated on a fully diluted basis, on the date of purchase and (ii) the expiration or termination of any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     Unless otherwise indicated in the box below entitled "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated in the box below entitled "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both boxes below entitled "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that Purchaser has no obligation to transfer any Shares from the name of the registered holder(s) thereof pursuant to the box below entitled "Special Payment Instructions," if Purchaser does not accept for payment any of the Shares so tendered.

                SPECIAL PAYMENT INSTRUCTIONS                                 SPECIAL DELIVERY INSTRUCTIONS
              (SEE INSTRUCTIONS 1, 5, 6 AND 7)                              (SEE INSTRUCTIONS 1, 5, 6 AND 7)
To be completed ONLY if the check for the purchase price of   To be completed ONLY if the check for the purchase price of
Shares purchased (less the amount of any federal income and   Shares purchased (less the amount of any federal income and
backup withholding tax required to be withheld) or            backup withholding tax required to be withheld) or
certificates for Shares not tendered or not purchased are to  certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.  be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the
Issue: / / Check                                              undersigned's signature(s).
       / / Share Certificate(s) to:
                                                              Mail: / / Check
                                                                    / / Share Certificate(s) to:


Name(s):                                                      Name(s):
        ----------------------------------------------------          ----------------------------------------------------
                        (PLEASE PRINT)                                                 (PLEASE PRINT)


Address:                                                      Address:
        ----------------------------------------------------          ----------------------------------------------------


------------------------------------------------------------  ------------------------------------------------------------
                       (INCLUDE ZIP CODE)                                            (INCLUDE ZIP CODE)

------------------------------------------------------------  ------------------------------------------------------------
                  (TAXPAYER IDENTIFICATION NO.)                                 (TAXPAYER IDENTIFICATION NO.)

--------------------------------------------------------------------------------
                                    SIGN HERE
                    (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF OWNER(S))


Dated:              , 2000
      --------------

Name(s):
        ------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (Full Title):
                      ----------------------------------------------------------

Address:
         -----------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)


Area Code and Telephone Number: (         )
                                 --------- -------------------------------------
Taxpayer Identification or Social Security No.:
                                               ---------------------------------
                                                (SEE SUBSTITUTE FORM W-9)

     (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                            GUARANTEE OF SIGNATURE(S)
                     (IF REQUIRED; SEE INSTRUCTIONS 1 AND 5)
        FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE
                                IN SPACE BELOW.

Authorized Signature:
                     -----------------------------------------------------------
Name(s):
        ------------------------------------------------------------------------
                                 (PLEASE PRINT)

Title:
      --------------------------------------------------------------------------
Name of Firm:
             -------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number: (         )
                                 --------- -------------------------------------
Dated:           , 2000
     ------------

--------------------------------------------------------------------------------

       TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS (SEE INSTRUCTION 9)


------------------------------------------------------------------------------------------------------------------------------------
                                                 PAYER'S NAME: THE BANK OF NEW YORK
------------------------------------------------------------------------------------------------------------------------------------

                                   PART 1--Please provide your TIN in the box  |
SUBSTITUTE                         at right and certify by signing and dating  |
                                   below.                                      |
                                                                               |
  FORM W-9                                                                     |
                                                                               |
Department of the Treasury                                                     |        ---------------------------------------
Internal   Revenue Service                                                     |                Social Security Number(s) or
                                                                               |            Employer Identification Number(s)
Payer's Request for                                                            |
Taxpayer Identification                                                        |
Number ("TIN")                                                                 |
                                                                               |
------------------------------------------------------------------------------------------------------------------------------------
PART 2--Certification--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:                      |
                                                                                        |
(1) The number shown on this form is my correct taxpayer identification number          |
    (or I am waiting for a number to be issued for me), and                             |        PART 3--
                                                                                        |           Awaiting TIN / /
(2) I am not subject to backup withholding because: (a) I am exempt from backu          |
    withholding, or (b) I have not been notified by the Internal Revenue Service        |
    (IRS) that I am subject to backup withholding as a result of a failure to           |
    report all interest or dividends, or (c) the IRS has notified me that I am          |
    no longer subject to backup withholding.                                            |
                                                                                        |
CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been          |
notified by the IRS that you are currently subject to backup withholding because        |
of underreporting interest or dividends on your tax return.                             |
----------------------------------------------------------------------------------------|
SIGNATURE                                              DATE              , 2000
         -------------------------------------------       --------------
------------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
             CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.


--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me will be withheld until I provide a taxpayer identification number.

                                                                        , 2000
  --------------------------------     ---------------------------------
              SIGNATURE                                DATE

--------------------------------------------------------------------------------

     Manually signed facsimile copies of the Letter of Transmittal will be accepted. The Letter of Transmittal, certificate for Shares and any other required documents should be sent or delivered by each shareholder of the Company or such shareholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at its address set forth above.

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. Signatures on a Letter of Transmittal need not be guaranteed if (a) the Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction, includes any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Shares) of the Shares tendered herewith and such holder has not completed the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (b) such Shares are tendered for the account of an Eligible Institution (as defined below). See Instruction 5 below. Except as otherwise provided in the preceding sentence, all signatures on a Letter of Transmittal must be guaranteed by a financial institution (such as a bank, savings and loan association or brokerage house) that is a member of a recognized Medallion Program approved by The Securities Transfer Association Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) (each an "Eligible Institution").

     2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth on the front page of this Letter of Transmittal by the Expiration Date or the expiration of any Subsequent Offering Period.

     Shareholders who cannot deliver their Shares and all other required documents to the Depositary by the Expiration Date or the expiration of any Subsequent Offering Period, or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Purchaser must be received by the Depositary by the Expiration Date or the expiration of any Subsequent Offering Period, and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three (3) trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase. A "trading day" is any day on which The Nasdaq National Market is open for business. If Share certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE SOLE OPTION AND RISK OF THE TENDERING SHAREHOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or a facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and referenced in the box entitled "Description of Shares Tendered."

     4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal. If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). SIGNATURES ON ANY SUCH CERTIFICATES OR STOCK POWERS MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and submit evidence satisfactory to Purchaser of the authority of such person so to act.

     6. Stock Transfer Taxes. Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

     7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such shareholder may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. Waiver of Conditions. Subject to the Merger Agreement (as defined in the Offer to Purchase), Purchaser reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

     9. Backup Withholding. UNDER THE FEDERAL INCOME TAX LAWS, THE DEPOSITARY WILL BE REQUIRED TO WITHHOLD 31% OF THE AMOUNT OF ANY PAYMENTS MADE TO CERTAIN SHAREHOLDERS PURSUANT TO THE OFFER. IN ORDER TO AVOID SUCH BACKUP WITHHOLDING, EACH TENDERING SHAREHOLDER, AND, IF APPLICABLE, EACH OTHER PAYEE, MUST PROVIDE THE DEPOSITARY WITH SUCH SHAREHOLDER'S OR PAYEE'S CORRECT TAXPAYER IDENTIFICATION NUMBER AND CERTIFY THAT SUCH SHAREHOLDER OR PAYEE IS NOT SUBJECT TO SUCH BACKUP WITHHOLDING BY COMPLETING THE SUBSTITUTE FORM W-9 SET FORTH ABOVE.

     In general, if a shareholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain shareholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such shareholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     If the tendering shareholder has not been issued a taxpayer identification number and has applied for a taxpayer identification number or intends to apply for a taxpayer indentification number in the near future, such shareholder should write "Applied For" in the space provided for the taxpayer identification number in Part 1 of the Substitute Form W-9, check the box in Part 3 thereof and sign and date the Substitute Form W-9, and the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. Notwithstanding whether that the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified taxpayer identification number is provided to the Depositary. However, such amounts will be refunded to such shareholder if a taxpayer identification number is provided to the Depositary within 60 days.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

     NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

     10. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent at its address or telephone number set forth below.

     11. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly contact Norwest Bank Minnesota, N.A., Shareowner Services, which is the Company's transfer agent, by calling (800) 468-9716. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

     Questions or requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent at its address and telephone number set forth below. Shareholders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                         [MacKenzie Partners, Inc. logo]

                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (Call Collect)
                                       or
                         CALL TOLL-FREE (800) 322-2885


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